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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 17, 2001


                          GOLDEN CHIEF RESOURCES, INC.


         Kansas                      0-12809                   48-0846635
------------------------     ------------------------   ------------------------
(State of Incorporation)     (Commission File Number)   (IRS Employer ID Number)


                        3109 Carlisle Dallas, Texas 75204
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (214) 754-9162
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  N/A

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS,

                  N/A

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  N/A

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  N/A

Item 5.           OTHER EVENTS.

                  Effective at a December 17, 2001 special shareholders' meeting the Registrant effected a one for ten reverse split of its common stock. The action by the shareholders reduced the number of outstanding shares by a factor of ten. The Registrant retained the authority to issue up to 500,000,000 shares. The shareholders also approved the Registrant's undertaking of an S-8 registration to compensate certain consultants.

Item 6            RESIGNATION OF REGISTRANT'S DIRECTORS:

                  N/A

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION ARID
                  EXHIBITS.

                  (a)      PRO FORMA FINANCIAL INFORMATION

                           N/A

                  (b)      FINANCIAL STATEMENTS

                           See Item (a) above.

                  (c)      EXHIBITS

                           None


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         SIGNED on this the 17th day of December, 2001.

                                        GOLDEN CHIEF RESOURCES, INC.


                                        By: /s/ James W. Landrum
                                            -----------------------------------
                                            James W. Landrum, President


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